Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

Note 12 — Subsequent Events

The Company’s management reviewed all material events that have occurred after the balance sheet date through the date which these financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Promissory Notes

In January 2022, the Company issued additional unsecured promissory notes in the aggregate principal amount of $127,836 to SolarMax (the “SolarMax Notes 7”) to finance the extension of the period that the Company must complete a Business Combination to April 26, 2022. SolarMax Notes 7 are non-interest bearing, unsecured and payable upon the first to occur of (i) the Closing Date, as defined in the Merger Agreement, or (ii) the date on which, pursuant to the organization documents of Alberton, Alberton must complete a Business Combination, which date is presently April 26, 2022, or (iii) the date on which the Merger Agreement is terminated or (iv) the date an Event of Default shall occur.

In March 2022, the Company issued additional unsecured promissory notes in the aggregate principal amount of $161,020 to SolarMax (the “SolarMax Notes 8”) to provide the Company with funds to pay for the Company’s operating costs. SolarMax Notes 8 are non-interest bearing, unsecured and payable upon the first to occur of (i) the Closing Date, as defined in the Merger Agreement, or (ii) the date on which, pursuant to the organization documents of Alberton, Alberton must complete a Business Combination, which date is presently April 26, 2022, or (iii) the date on which the Merger Agreement is terminated or (iv) the date an Event of Default shall occur.